Договор 07/02-А
купли-продажи акций закрытого акционерного общества

г. Москва
"21 " июля 2006г.

Продавец: Пронина Наталья Александровна, паспорт гражданина РФ серия № 46 06 № 363974 выдан ГОВД г. Краснознаменска Московской области 06.10.2004г, зарегистрированная по адресу: 143040 Московская область, г. Краснознаменск, ул. Мира, д.13, кв.63 ,
с одной стороны, и

Покупатель: Компания NUCON-RF, Inc. (НУКОН-РФ Инк.), юридическое лицо по законодательству США, в лице Президента Лебедева Валерия Александровича и Исполнительного директора Степаненко Александра Степановича, действующих на основании Положения,

с другой стороны,

заключили Настоящий Договор о нижеследующем:

1. Предмет договора

1.1. Продавец обязуется передать в собственность Покупателю, а Покупатель обязуется принять и оплатить следующие акции:

1.1.1. Наименование акций: Обыкновенная именная акция, бездокументарная

1.1.2. Номер лицевого счета: 4-А

1.1.3. Наименование эмитента: Закрытое акционерное общество «Энергомашиностроительный завод «АТОЛЛ», зарегистрировано под № 1047825007625 от 02.03.2004г ИМНС РФ по Фрунзенскому району г. Санкт-Петербурга, юридический адрес: 192241 г. Санкт-Петербург, Софийская ул. Д.52 лит. А пом.456, фактическое место нахождения: 197348 г. Санкт-Петербург, Коломяжский пр., д.10 лит.Л, тел.(812) 329-07-01

1.1.4. Номер государственной регистрации: 1-02-15514-J

1.1.5. Номинальная стоимость: 1 рубль

1.1.6. Количество акций: 100 (сто) штук. (1% Уставного капитала).

1.2. Продавец гарантирует, что акции, указанные в п.1.1. настоящего договора не блокированы, не обременены никаким залогом или другими правами третьих лиц. Акции передаются Покупателю вместе со всеми

Agreement 07/02-A
on sale and purchase of shares of the close joint stock company

City of Moscow
July 21, 2006

Seller: Natalia Aleksandrovna Pronina, having the passport of the citizen of Russian Federation with the series 46 06 No. 363974 that was issued on October 6, 2004 by the City Department of Home Affairs (GOVD) for the city of Krasnoznamensk and Moscow region, and being registered at the address: Mira str. 13/63 Krasnoznamensk Moscow region 197198,
on the one hand, and

Buyer: the company "NUCON-RF, Inc." in the person of Valery Alexandrovich Lebedev, President and Stepanenko Alexander Stepanovich, Chief Operating Officer, whose actions are predetermined by the Regulations,

on the other hand,

have concluded the present Agreement on the following:

1. Subject of the Agreement

1.1. The Seller undertakes to transfer into ownership, and the Buyer is obliged to accept and pay for the following shares:

1.1.1. Name of shares: a registered equity, non-documentary

1.1.2. Number of the personal account: 4-A

1.1.3. Name of the Issuer: the Close Joint Stock Company "Energetic Machinery Building plant "ATOLL", registered under No. 1047825007625 on March 02, 2004 by the Inspection of the Ministry of Taxes and Duties (IMNS) of the Russian Federation for Frunze District of Saint Petersburg, with the legal address at: Sofiiskaya Str., HSE 52 lit. A, facility 456, postal code 192241, Saint Petersburg, with the actual location at: Kolomyazhny prospekt Str., HSE 10 lit. L, postal code 197348, Saint Petersburg, tel: 812) 329-07-01

1.1.4. Number of State Registration: 1-02-15514-J

1.1.5. Nominal price: 1 rouble

1.1.6. Number of shares: 100 (One hundred) pieces (1% of the authorized capital)

1.2. The Seller guarantees that the shares specified under p. 1.1. of the present agreement are not blocked, not encumbered with any pawning or with other rights of third parties. The shares are transferred to the

правами, которыми они наделены.

1.3. Продавец передает Покупателю подлинники первичных документов, которыми подтверждаются права Покупателя на приобретение акций. **Продавец передаёт покупателю выписку из реестра акционеров на день заключения договора, письменные заявления других акционеров об отказе от использовании преимущественного права приобретении акций, решение общего собрания о разрешении продажи акций третьему лицу.**

2. Цена акций

2.1. Цена пакета акций, определенного в п. 1.1.6. настоящего договора, составляет: **85,000 долларов США (Восемьдесят пять тысяч долларов США).**

3. Порядок расчетов

3.1. Сроки оплаты:

- в течении 5 (Пяти) дней с момента подписания Настоящего Договора и **передаточного распоряжении установленной формы** Покупатель оплачивает против выставленного счета Продавцу сумму, указанную в п. 2.1. настоящего договора в следующем порядке:
- 85,000 долларов США (Восемьдесят пять тысяч долларов США) Покупатель перечисляет Продавцу по реквизитам указанным в настоящем договоре.

3.2. Покупатель обязан известить Продавца об осуществлении платежа, указанного в п. 3.1. настоящего договора в двухдневный срок с момента перевода денежных средств путем направления факсимильной копии платежных документов.

3.3. Все расходы по перечислению (банковские затраты) несет Покупатель.

4. Порядок оформления купли-продажи акций

4.1. Оформление договора купли-продажи акций производится в письменной форме.

4.2. Оформление **передаточного распоряжения установленной формы** производится в письменной форме и заверяется нотариусом.

4.3. Все расходы по нотариальному оформлению несет Покупатель.

4.4. **Передаточное распоряжение**

Buyer together with the rights that they are endowed with.

1.3. The Seller hands over to the Buyer the original copies of the primary documents, that confirm the rights of the Buyer for acquisition of shares. **The Seller hands over to the Buyer the extract of the Shareholders' Register on the date of entering into the agreement, the written statements of the other shareholders about their refusal to exercise their preemptive right to purchase the shares, the decision of the general meeting on the permission to sell the shares to the third party.**

2. Share Price

The price of **the holding of shares,** determined in p. 1.1.6. of the present agreement, amounts to: **USD 85,000 (eighty five thousand)**

3. Order of Payments

3.1. Terms of payment:

- within 5 (five) days from the moment of signing the present agreement and the **endorsement instruction of the accepted form** the Buyer pays the Seller the sum specified under p. 2.1. of the present agreement in the following order:
- the Buyer pays the sum of USD 85,000 (eighty five thousand), transferring it to the bank details specified in the present agreement.

3.2. The Buyer has to inform the Seller of the execution of payment given in p. 3.1.b of the present agreement within 2 days from the moment of money transfer by means of sending a facsimile of the payment documents.

3.3. The Buyer covers all the transfer expenses (bank costs).

4. Order of registration the transaction of sale and purchase of shares

4.1. The registration of the agreement on sale and purchase of shares shall be accomplished in writing.

4.2. The registration of the **endorsement order of the accepted form** shall be accomplished in writing and be certified by the notary public.

4.3. The Buyer bears all the notary expenses connected with the registration of shares.

4.4. **The endorsement order is submitted to the registering clerk to make a record in the guaranteed legal order in the register about the transfer of property rights for the shares specified in the agreement.**

4.5. **The Buyer has the right to initiate the process of making changes to the constituent**

предоставляется регистратору для внесения в реестр, в гарантированном законном порядке, записи о переходе прав собственности на обозначенные в договоре акции.

4.5. Покупатель имеет право на инициирование процедуры внесения изменений в учредительные документы эмитента.

5. Ответственность сторон

5.1. Сторона договора, имущественные интересы или деловая репутация которой нарушены в результате неисполнения или ненадлежащего исполнения обязательств по договору другой стороной, вправе требовать полного возмещения причиненных ей этой стороной убытков, под которыми понимаются расходы, которые сторона, чье право нарушено, произвела или произведет для восстановления своих прав и интересов (реальный ущерб), а также неполученные доходы, которые эта сторона получила бы при обычных условиях делового оборота, если бы ее права и интересы не были нарушены (упущенная выгода).

6. Прочие условия

6.1. Настоящий Договор составлен на русском и английском языках (при чём оба текста аутентичны), в 2-х подлинных экземплярах, имеющих равную юридическую силу, по одному для каждой из сторон. Любые соглашения сторон по изменению и/или дополнению условий настоящего договора имеют силу в том случае, если они оформлены в письменном виде, подписаны сторонами договора и скреплены печатями сторон.

6.2. Стороны принимают на себя обязательство не разглашать сведения, ставшие известными им в ходе подготовки и реализации договора, за исключением объёма информации, необходимого для реализации прав и обязанностей сторон, возникших по договору, и объёма информации, обоснованно запрашиваемому государственными органами.

6.3. В случаях, не предусмотренных Настоящим Договором, стороны руководствуются действующим Гражданским законодательством РФ.

6.4. При недостижении взаимоприемлемого решения стороны могут передать спорный вопрос на разрешение в судебном порядке в соответствии с действующими положениями о порядке разрешения споров между сторонами -

documents of the Issuer.

5. Responsibility of the Parties

5.1. The Party to the Agreement whose valuable interests or goodwill were infringed as a result of non-fulfillment or improper fulfillment of the obligations under the agreement by the other Party has the right to demand the full reimbursement of the damage caused by that Party, which imply the costs that the Party whose right has been violated defrayed or is going to defray in order to restore their rights and interests (real damage), as well as the non-received income that the Party would have obtained under the ordinary conditions of the business intercourse if their rights had not been infringed (missed profit).

6. Other Conditions

6.1. The present Agreement is made up in the Russian and English languages (and both texts are authentic), in 2 (two) original copies, having the same legal force, one to each Party. Any understanding of the Parties to introduce changes and/or additions to the terms of the present agreement is effective only if it is drawn up in a written form, signed by the Parties of the Agreement and sealed by the stamps of the Parties.

6.2. The Parties assume an obligation of non-disclosure of the information that became known to them in the course of preparation and execution of the agreement, but for the scope of information that is necessary for the execution of the rights and obligations of the Parties produced by the agreement and that scope of information that the government bodies have reason to demand.

6.3. The Parties are ruled by the current civil legislation of the Russian Federation in cases not stipulated for by the present Agreement.

6.4. If the Parties are unable to arrive at a mutually acceptable decision they can submit the disputable issue for resolving by court in accordance with the current regulations on the order of settling disputes among the Parties who are participants of the commercial, financial and other relations of business intercourse.

6.5. The Parties will rely on the norms and regulations of the current legislation in all the questions that have not found their resolution in the terms of the present agreement but are directly or indirectly conditioned by the relations of the Parties hereof and pertain to the valuable interests and goodwill of the Parties to the Agreement.

участниками коммерческих, финансовых и иных отношений делового оборота.

6.5. По всем вопросам, не нашедшим своего решения в условиях настоящего договора, но прямо или косвенно вытекающим из отношений сторон по нему, затрагивающих имущественные интересы и деловую репутацию сторон договора, они будут руководствоваться нормами и положениями действующего законодательства.

7. Адреса и банковские реквизиты сторон

7.1. **Покупатель:** Компания NUCON-RF, Inc.

Почтовый адрес и индекс: 119526 г. Москва, Ленинский проспект д.146 оф. 332

Телефон/факс 438-63-00

Расчетный счет USD 4329960000 в Dresdner Bank AG

IBAN: DE 28160800004329960000

BLZ: 16080000

SWIFT: DRESDEFF811

7.2. **Продавец:**

Пронина Наталья Александровна, паспорт гражданина РФ серия № 46 06 № 363974 выдан ГОВД г. Краснознаменска Московской области 06.10.2004г, зарегистрированная по адресу: 143040 Московская область, г. Краснознаменск ул. Мира д.13, кв.63

Beneficiary: Greenform Associates Ltd

Расчетный счет: LV17AIZK0001140024933 в Aizkraukles Bank,Elizabetes str.23,LV-1010, Riga, Latvia

SWIFT: AIZKLV22

Покупатель ____________ М.П.

Продавец ____________

7. Addresses and Bank details of the Parties

7.1. **Buyer:** the company "NUCON-RF, Inc."

Postal address and code: Leninskij prospect 146/332 Moscow, Russia 119526

Telephone/fax: 438-63-00

Settlement Account No.: USD 4329960000 at Dresdner Bank AG

IBAN: DE 28160800004329960000

BLZ: 16080000

SWIFT: DRESDEFF811

7.2. **Seller:**

Natalia Aleksandrovna Pronina, having the passport of the citizen of Russian Federation with the series 46 06 No. 363974 that was issued on October 6, 2004 by the City Department of Home Affairs (GOVD) for the city of Krasnoznamensk and Moscow region, and being registered at the address: Mira str. 13/63 Krasnoznamensk Moscow region 197198.

Beneficiary: Greenform Associates Ltd

Settlement Account No.: LV17AIZK0001140024953 at Aizkraukles Bank,Elizabetes str.23,LV-1010, Riga, Latvia

SWIFT: AIZKLV22

Buyer ____________ Place of Stamp

Seller ____________

Договор 07/01-А
купли-продажи акций закрытого акционерного общества

г. Москва
"21 " июля 2006г.

Продавец: Гуляев Сергей Геннадьевич, паспорт гражданина России серия № 40 04 № 177002 выдан ГУВД г. Санкт-Петербурга и Ленинградской области 07.06.2003г , зарегистрирован по адресу:: 197198, г. Санкт-Петербург, ул. Шамшева, д.14, кв.30 ,
с одной стороны, и

Покупатель: Компания NUCON-RF, Inc. (НУКОН-РФ Инк.), юридическое лицо по законодательству США, в лице Президента Лебедева Валерия Александровича и Исполнительного директора Степаненко Александра Степановича, действующих на основании Положения,

с другой стороны,

заключили Настоящий Договор о нижеследующем:

1. Предмет договора

1.1. Продавец обязуется передать в собственность Покупателю, а Покупатель обязуется принять и оплатить следующие акции:

1.1.1. Наименование акций: Обыкновенная именная акция, бездокументарная

1.1.2. Номер лицевого счета: 1-А

1.1.3. Наименование эмитента: Закрытое акционерное общество «Энергомашиностроительный завод «АТОЛЛ», зарегистрировано под № 1047825007625 от 02.03.2004г ИМНС РФ по Фрунзенскому району г. Санкт-Петербурга, юридический адрес: 192241 г. Санкт-Петербург, Софийская ул. Д.52 лит. А пом.456, фактическое место нахождения: 197348 г. Санкт-Петербург, Коломяжский пр., д.10 лит.Л, тел.(812) 329-07-01

1.1.4. Номер государственной регистрации: 1-02-13514-J

1.1.5. Номинальная стоимость: 1 рубль

1.1.6. Количество акций: 1225 (Одна тысяча двести двадцать пять) штук. (12,25% Уставного капитала).

1.2. Продавец гарантирует, что акции, указанные в п.1.1. настоящего договора не блокированы, не обременены никаким залогом или другими правами третьих лиц. Акции

Agreement 07/01-A
on sale and purchase of shares of the close joint stock company

City of Moscow
July 21, 2006

Seller: Sergey Gennadyevich Oulyayev, having the passport of the citizen of Russian Federation with the series 40 04 No. 177002 that was issued on June 7, 2003 by the City Department of Home Affairs (GUVD) for the city of Saint Petersburg and Leningrad District, and being registered at the address: Shamsheleva str. 14/30 Saint Petersburg 197198 ,

on the one hand, and

Buyer: the company "NUCON-RF, Inc." in the person of Valery Alexandrovich Lebedev, President and Stepanenko Alexander Stepanovich, Chief Operating Officer, whose actions are predetermined by the Regulations,

on the other hand,

have concluded the present Agreement on the following:

1. Subject of the Agreement

1.1. The Seller undertakes to transfer into ownership, and the Buyer is obliged to accept and pay for the following shares:

1.1.1. Name of shares: a registered equity, non documentary

1.1.2. Number of the personal account: 1-A

1.1.3. Name of the Issuer: the Close Joint Stock Company "Energetic Machinery Building plant "ATOLL", registered under No. 1047825007625 on March 02, 2004 by the Inspection of the Ministry of Taxes and Duties (IMNS) of the Russian Federation for Frunze District of Saint Petersburg, with the legal address at: Sofiiskaya Str., HSE 52 lit. A, facility 456, postal code 192241, Saint Petersburg, with the actual location at: Kolomyazhny prospekt Str., HSE 10 lit. L, postal code 197348, Saint Petersburg, tel: 812) 329-07-01

1.1.4. Number of State Registration: 1-02-13514-J

1.1.5. Nominal price: 1 rouble

1.1.6. Number of shares: 1225 (One thousand two hundred and twenty five) pieces (12,25% of the authorized capital)

1.2. The Seller guarantees that the share specified under p. 1.1. of the present agreement are no blocked, not encumbered with any pawning or with othe

передаются Покупателю вместе со всеми правами, которыми они наделены.

1.3. Продавец передает Покупателю подлинники первичных документов, которыми подтверждаются права Покупателя на приобретение акций. **Продавец передаёт покупателю выписку из реестра акционеров на день заключения договора, письменные заявления других акционеров об отказе от использования преимущественного права приобретения акций, решение общего собрания о разрешении продажи акций третьему лицу.**

2. Цена акций

2.1. Цена пакета акций, определенного в п. 1.1.6. настоящего договора, составляет: **1,041,250 долларов США (один миллион сорок одну тысячу двести пятьдесят долларов США).**

3. Порядок расчетов

3.1. Сроки оплаты:

- в течение 5 (Пяти) дней с момента подписания Настоящего Договора и **передаточного распоряжения установленной формы** Покупатель оплачивает против выставленного счета Продавцу сумму, указанную в п. 2.1. настоящего договора в следующем порядке:
- 1,041,250 долларов США (один миллион сорок одну тысячу двести пятьдесят долларов США) Покупатель перечисляет Продавцу по реквизитам указанным в настоящем договоре.

3.2. Покупатель обязан известить Продавца об осуществлении платежа, указанного в п. 3.1. настоящего договора в двухдневный срок с момента перевода денежных средств путем направления факсимильной копии платежных документов.

3.3. Все расходы по перечислению (банковские затраты) несет Покупатель.

4. Порядок оформления купли-продажи акций

4.1. Оформление договора купли-продажи акций производится в письменной форме.

4.2. Оформление **передаточного распоряжения установленной формы** производится в письменной форме и заверяется нотариусом.

4.3. Все расходы по нотариальному оформлению несет Покупатель.

rights of third parties. The shares are transferred to the Buyer together with the rights that they are endowed with.

1.3. The Seller hands over to the Buyer the original copies of the primary documents, that confirm the rights of the Buyer for acquisition of shares. **The Seller hands over to the Buyer the extract of the Shareholders' Register on the date of entering into the agreement, the written statements of the other shareholders about their refusal to exercise their preemptive right to purchase the shares, the decision of the general meeting on the permission to sell the shares to the third party.**

2. Share Price

The price of the **holding of shares**, determined in p. 1.1.6. of the present agreement, amounts to: **USD 1,041,250 (one million forty one thousand two hundred fifty)**

3. Order of Payments

3.1. Terms of payment:

- within 5 (five) days from the moment of signing the present agreement and the **endorsement instruction of the accepted form** the Buyer pays the Seller the sum specified under p. 2.1. of the present agreement in the following order:
- the Buyer pays the sum of USD 1,041,250 (one million forty one thousand two hundred fifty), transferring it to the bank details specified in the present agreement.

3.2. The Buyer has to inform the Seller of the execution of payment given in p. 3.1.b of the present agreement within 2 days from the moment of money transfer by means of sending a facsimile of the payment documents.

3.3. The Buyer covers all the transfer expenses (bank costs).

4. Order of registration the transaction of sale and purchase of shares

4.1. The registration of the agreement on sale and purchase of shares shall be accomplished in writing.

4.2. The registration of the **endorsement order of the accepted form** shall be accomplished in writing and be certified by the notary public.

4.3. The Buyer bears all the notary expenses connected with the registration of shares.

4.4. **The endorsement order is submitted to the registering clerk to make a record in the guaranteed legal order in the register about the transfer of property rights for the shares specified in the agreement.**

4.4. **Передаточное распоряжение предоставляется регистратору для внесения в реестр, в гарантированном законном порядке, записи о переходе прав собственности на обозначенные в договоре акции.**

4.5. **Покупатель имеет право на инициирование процедуры внесения изменений в учредительные документы эмитента.**

5. Ответственность сторон

5.1. Сторона договора, имущественные интересы или деловая репутация которой нарушены в результате неисполнения или ненадлежащего исполнения обязательств по договору другой стороной, вправе требовать полного возмещения причиненных ей этой стороной убытков, под которыми понимаются расходы, которые сторона, чье право нарушено, произвела или произведет для восстановления своих прав и интересов (реальный ущерб), а также неполученные доходы, которые эта сторона получила бы при обычных условиях делового оборота, если бы ее права и интересы не были нарушены (упущенная выгода).

6. Прочие условия

6.1. Настоящий Договор составлен на русском и английском языках (при чём оба текста аутентичны), в 2-х подлинных экземплярах, имеющих равную юридическую силу, по одному для каждой из сторон. Любые соглашения сторон по изменению и/или дополнению условий настоящего договора имеют силу в том случае, если они оформлены в письменном виде, подписаны сторонами договора и скреплены печатями сторон.

6.2. Стороны принимают на себя обязательство не разглашать сведения, ставшие известными им в ходе подготовки и реализации договора, за исключением объёма информации, необходимого для реализации прав и обязанностей сторон, возникших по договору, и объёма информации, обоснованно запрашиваемому государственными органами.

6.3. В случаях, не предусмотренных Настоящим Договором, стороны руководствуются действующим Гражданским законодательством РФ.

6.4. При недостижении взаимоприемлемого решения стороны могут передать спорный вопрос на разрешение в судебном порядке в соответствии с действующими положениями о порядке

4.5. **The Buyer has the right to initiate the process of making changes to the constituent documents of the Issuer.**

5. Responsibility of the Parties

5.1. The Party to the Agreement whose valuable interests or goodwill were infringed as a result of non-fulfillment or improper fulfillment of the obligations under the agreement by the other Party has the right to demand the full reimbursement of the damage caused by that Party, which imply the costs that the Party whose right has been violated defrayed or is going to defray in order to restore their rights and interests (real damage), as well as the non-received income that the Party would have obtained under the ordinary conditions of the business intercourse if their rights had not been infringed (missed profit).

6. Other Conditions

6.1. The present Agreement is made up in the Russian and English languages (and both texts are authentic), in 2 (two) original copies, having the same legal force, one to each Party. Any understanding of the Parties to introduce changes and/or additions to the terms of the present agreement is effective only if it is drawn up in a written form, signed by the Parties of the Agreement and sealed by the stamps of the Parties.

6.2. The Parties assume an obligation of non-disclosure of the information that became known to them in the course of preparation and execution of the agreement, but for the scope of information that is necessary for the execution of the rights and obligations of the Parties produced by the agreement and that scope of information that the government bodies have reason to demand.

6.3. The Parties are ruled by the current civil legislation of the Russian Federation in cases not stipulated for by the present Agreement.

6.4. If the Parties are unable to arrive at a mutually acceptable decision they can submit the disputable issue for resolving by court in accordance with the current regulations on the order of settling disputes among the Parties who are participants of the commercial, financial and other relations of business intercourse.

6.5. The Parties will rely on the norms and regulations of the current legislation in all the questions that have not found their resolution in the terms of the present agreement but are directly or indirectly conditioned by the relations of the Parties hereof and pertain to the valuable interests and goodwill of the Parties to the Agreement.

разрешения споров между сторонами - участниками коммерческих, финансовых и иных отношений делового оборота.

6.5. По всем вопросам, не нашедшим своего решения в условиях настоящего договора, но прямо или косвенно вытекающим из отношений сторон по нему, затрагивающих имущественные интересы и деловую репутацию сторон договора, они будут руководствоваться нормами и положениями действующего законодательства.

7. Адреса и банковские реквизиты сторон

7.1. Покупатель: Компания NUCON-RF, Inc.

Почтовый адрес и индекс: 119526 г. Москва, Ленинский проспект д.146 оф. 332

Телефон/факс 438-63-00

Расчетный счет USD 4329960000 в Dresdner Bank AG

IBAN: DE 28160800004329960000

BLZ: 16080000

SWIFT: DRESDEFF811

7.2. Продавец:

Гуляев Сергей Геннадьевич, паспорт гражданина России серия № 40 04 № 177002 выдан ГУВД г. Санкт-Петербурга и Ленинградской области 07.06.2003г, зарегистрирован по адресу:: 197198, г. Санкт-Петербург, ул. Шамшева, д.14, кв.30

Beneficiary: Greenform Associates Ltd

Расчетный счет: LV17AIZK0001140024953 в Aizkraukles Bank,Elizabetes str.23,LV-1010, Riga, Latvia

SWIFT: AIZKLV22

Покупатель

М.П.

Продавец

7. Addresses and Bank details of the Parties

7.1. **Buyer:** the company "NUCON-RF, Inc."

Postal address and code: Leninskij prospect 146/332 Moscow, Russia 119526

Telephone/fax: 438-63-00

Settlement Account No.: USD 4329960000 at Dresdner Bank AG

IBAN: DE 28160800004329960000

BLZ: 16080000

SWIFT: DRESDEFF811

7.2. **Seller:**

Sergey Gennadyevich Gulyayev, having the passport of the citizen of Russia with the series 40 04 No. 177002 that was issued on June 7, 2003 by the GUVD for Saint Petersburg and Leningrad District and being registered at the address: Shamsheva str. 14/30 Saint Petersburg 197198

Beneficiary: Greenform Associates Ltd.

Settlement Account No.: LV17AIZK0001140024953 at Aizkraukles Bank,Elizabetes str.23,LV-1010, Riga, Latvia

SWIFT: AIZKLV22

Buyer

Place of Stamp

Seller

Договор купли-продажи акций закрытого акционерного общества

г. Москва
"7" марта 2007г.

Продавец: компания Rovermark LTD, Larnaka, Cyprus, в лице: Директора Яремчука Сергея, действующего на основании Доверенности, с одной стороны, и

Покупатель: Компания NUCON-RF, Inc. (НУКОН-РФ Инк.), в лице Главного исполнительного директора Лебедева Валерия Александровича, а также в лице Вице-президента Петера Гёрке, действующих на основании Устава, с другой стороны,

заключили Настоящий Договор о нижеследующем:

1. Предмет договора

1.1. Продавец обязуется передать в собственность Покупателю, а Покупатель обязуется принять и оплатить следующие акции:

1.1.1. Наименование акций: Обыкновенная именная акция, бездокументарная

1.1.2. Номер лицевого счета: ____________

1.1.3. Наименование эмитента: Закрытое акционерное общество «Энергомашиностроительный завод «АТОЛЛ», зарегистрировано под № 1047825007625 от 02.03.2004г ИМНС РФ по Фрунзенскому району г. Санкт-Петербурга, юридический адрес: 192241 г. Санкт-Петербург, Софийская ул. Д.52 лит. А пом.456, фактический адрес: 197348 г. Санкт-Петербург, Коломяжный пр., д.10 лит.Л, тел.(812) 329-07-01.

1.1.4. Номинальная стоимость: 1 (Один) рубль.

1.1.5. Номер государственной регистрации: 1-02-15514-J.

1.1.6. Количество акций: 2500 (две тысячи пятьсот) штук. (25% Уставного капитала).

1.2. Продавец гарантирует, что акции, указанные в п.1.1. настоящего Договора, не обременены никаким залогом или другими правами третьих лиц. Акции передаются Покупателю вместе со всеми правами, которыми они наделены.

1.3. Продавец передает Покупателю

Agreement on sale and purchase of shares of the close joint stock company

Moscow
March 7th, 2007

Seller: the company Rovermark LTD, Larnaca, Cyprus, represented by: Director Jaremchuk Sergej, acted under Power of Attoney, on the one hand, and

Buyer: the company "NUCON-RF, Inc.", represented by Valery Alexandrovich Lebedev, Chief Executive Officer, and Peter Goerke, Vice-president, whose actions are predetermined by the Bylaw, on the other hand,

have concluded the present Agreement on the following:

1. Subject of the Agreement

1.1. The Seller undertakes to transfer into ownership, and the Buyer is obliged to accept and pay for the following shares:

1.1.1. Name of shares: a registered equity, non-documentary

1.1.2. Number of the personal account: ____________

1.1.3. Name of the Issuer: the Close Joint Stock Company "Energetic Machinery Building plant "ATOLL", registered under No. 1047825007625 on March 02, 2004 by the Inspection of the Ministry of Taxes and Duties (IMNS) of the Russian Federation for Frunze District of Saint Petersburg, with the legal address at: Sofiiakaya Str., HSE 52 lit. A, facility 456, postal code 192241, Saint Petersburg, with the actual location at: Kolomyazhny prospekt Str., HSE 10 lit. L, postal code 197348, Saint Petersburg, tel: 812) 329-07-01.

1.1.4. Nominal price: 1 (One) RUB.

1.1.5. Number of State Registration: 1-02-15514-J.

1.1.6. Number of shares: 2500 (two thousand five hundred) pieces (25% of the authorized capital).

1.2. The Seller guarantees that the shares specified under p. 1.1. of the present Agreement are not encumbered with any pawning or with other rights of third parties. The shares are transferred to the Buyer together with the rights that they are endowed with.

1.3. The Seller hands over to the Buyer the

подлинники первичных документов, которыми подтверждаются права Покупателя на приобретение акций: выписка из реестра акционеров на день заключения договора, письменное согласие остальных акционеров на продажу акций третьему лицу, решение общего собрания акционеров о разрешении продажи акций третьему лицу.

2. Цена акций

2.1. Цена одной акции составляет: 400, 00 (четыреста) долларов США. Цена пакета акций по договору составляет 1 000 000, 00 (один миллион) долларов США.

3. Порядок расчетов

3.1. Покупатель уплачивает сумму, указанную в п. 2.1. настоящего Договора, путем перечисления денежных средств безналично по реквизитам, указанным в Приложении № 1 к настоящему Договору.

3.1.1. Покупатель обязан произвести оплату по настоящему договору не позднее «___» __________ 2007 года.

В случае если оплата в указанные сроки не будет произведена, настоящий Договор считается незаключенным, а держатель реестра акционеров не вправе осуществлять перевод акций с Продавца на Покупателя.

Если указанный перевод акций с Продавца на Покупателя все же был осуществлен, держатель реестра акционеров обязан указанный перевод отменить и вернуть акции Продавцу. Основанием для такого возврата является уведомление держателя реестра акционеров со стороны Продавца о том, что денежные средства, указанные в п. 2.1. настоящего Договора, не поступили Продавцу на условиях, определенных в настоящем пункте и п. 3.1. настоящего Договора.

3.2. Покупатель обязан известить Продавца об осуществлении платежа, указанного в п. 3.1. настоящего Договора в двухдневный срок с момента перевода денежных средств путем направления факсимильной копии платежных документов.

4. Порядок оформления купли-продажи акций

4.1. Оформление договора купли-продажи акций производится в письменной форме.

4.2. Все расходы по оформлению сделки несет

original copies of the primary documents that confirm the rights of the Buyer for acquisition of shares: extract from the registry of shareholders on the day of entry into the Agreement, written consent of the rest shareholders for sale of shares to the third party, the decision of the general meeting on the permission to sell the shares to the third party.

2. Share Price

2.1. The price of one share amounts to: USD 400, 00 (four hundred). The price of the holding of shares amounts to: USD 1 000 000, 00 (one million).

3. Order of Payments

3.1. The Buyer pays the amount, indicated in p. 2.1. of the present Agreement, by funds transfer cashlessly in accordance with the account details, indicated in Application # 1 to the present Agreement.

3.1.1. The Buyer undertakes to make payment in accordance with the present Agreement not later than on __________ 2007.

In the event that the payment was not made at stated period, the Agreement is considered to be unconcluded, and the registrar of shareholders may not make remittance of shares from the Seller to the Buyer.

If the stock transfer from the Seller to the Buyer was still made, the registrar is obliged to cancel the remittance and return stocks to the Seller. The warrant for such return is the notification of the registrar on the part of the Seller that funds, indicated in p. 2.1. of the present Agreement, did not come to the Seller on terms, defined in this paragraph and in p. 3.1 of the present Agreement.

3.2. The Buyer has to inform the Seller of the execution of payment given in p. 3.1. of the present agreement within 2 days from the moment of money transfer by means of sending a facsimile copy of the payment documents.

4. Order of registration the transaction of sale and purchase of shares

4.1. The registration of the agreement on sale and purchase of shares shall be accomplished in writing.

4.2. The Buyer bears all the expenses

Покупатель.

4.3. Передаточное распоряжение предоставляется регистратору для внесения в реестр записи о переходе прав собственности на обозначенные в договоре акции.

4.4. Покупатель имеет право на инициирование процедуры внесения изменений в учредительные документы эмитента.

5. Ответственность сторон

5.1. Сторона договора, имущественные интересы или деловая репутация которой нарушены в результате неисполнения или ненадлежащего исполнения обязательств по договору другой стороной, вправе требовать полного возмещения причиненных ей этой стороной убытков, под которыми понимаются расходы, которые сторона, чье право нарушено, произвела или произведет для восстановления своих прав и интересов (реальный ущерб), а также неполученные доходы, которые эта сторона получила бы при обычных условиях делового оборота, если бы ее права и интересы не были нарушены (упущенная выгода).

6. Прочие условия

6.1. Настоящий Договор составлен на русском и английском языках (при чём оба текста аутентичны), в 2-х подлинных экземплярах, имеющих равную юридическую силу, по одному для каждой из сторон.

В случае расхождения между текстами на русском и английском языках преимущество имеет текст на русском языке.

Любые соглашения сторон по изменению и/или дополнению условий настоящего договора имеют силу в том случае, если они оформлены в письменном виде, подписаны сторонами договора и скреплены печатями сторон.

6.2. Стороны принимают на себя обязательство не разглашать сведения, ставшие известными им в ходе подготовки и реализации договора, за исключением объёма информации, необходимого для реализации прав и обязанностей сторон, возникших по договору, и объёма информации, обоснованно запрашиваемому государственными органами.

В случаях, не предусмотренных настоящим Договором, стороны руководствуются действующим Гражданским законодательством РФ.

6.3. При недостижении взаимоприемлемого решения стороны могут передать спорный вопрос

connected with the executing of transaction.

4.3. The endorsement order is submitted to the registering clerk to make a record in the register about the transfer of property rights for the shares specified in the agreement.

4.4. The Buyer has the right to initiate the process of making changes to the constituent documents of the Issuer.

5. Responsibility of the Parties

5.1. The Party to the Agreement whose valuable interests or goodwill were infringed as a result of non-fulfillment or improper fulfillment of the obligations under the agreement by the other Party has the right to demand the full reimbursement of the damage caused by that Party, which imply the costs that the Party whose right has been violated defrayed or is going to defray in order to restore their rights and interests (real damage), as well as the non-received income that the Party would have obtained under the ordinary conditions of the business intercourse if their rights had not been infringed (missed profit).

6. Other Conditions

6.1. The present Agreement is made up in the Russian and English languages (and both texts are authentic), in 2 (two) original copies, having the same legal force, one to each Party.

If there are any discrepancies between the text in the Russian and English languages, the Russian-language text has the advantage.

Any understanding of the Parties to introduce changes and/or additions to the terms of the present agreement is effective only if it is drawn up in a written form, signed by the Parties of the Agreement and sealed by the stamps of the Parties.

6.2. The Parties assume an obligation of non-disclosure of the information that became known to them in the course of preparation and execution of the agreement, but for the scope of information that is necessary for the execution of the rights and obligations of the Parties produced by the agreement and that scope of information that the government bodies have reason to demand.

The Parties are ruled by the current civil legislation of the Russian Federation in cases not stipulated for by the present Agreement.

6.3. If the Parties are unable to arrive at a mutually acceptable decision they can submit the

на разрешение в судебном порядке в соответствии с действующими положениями о порядке разрешения споров между сторонами - участниками коммерческих, финансовых и иных отношений делового оборота.

6.4. По всем вопросам, не нашедшим своего решения в условиях настоящего Договора, но прямо или косвенно вытекающим из отношений сторон по нему, затрагивающих имущественные интересы и деловую репутацию сторон договора, они будут руководствоваться нормами и положениями действующего законодательства.

7. Адреса и банковские реквизиты сторон

Продавец: компания Rovermark LTD
1st Apriliou 52, Athienou, P.C. 7600, Larnaka, Cyprus
BALKAN INVESTMENT BANK AD
Bana Milosavljevica 8, 78000 Banja Luka, Republic of Srpska, Bosnia and Herzegovina
SWIFT: BALVBA22
Номер лицевого счета: 543100-5681210000037641

Покупатель: Компания NUCON-RF, Inc.
119526 г. Москва, Ленинский проспект д.146 офис 332
Телефон/факс: +7 (495) 438 6300
Расчетный счет № 28 1608 0000 4329 9600 00

БИК: 160 800 00
SWIFT: DRESDEFF811

Продавец:
Директор
_________________ /Яремчук С./
М.П.

Покупатель:
Главный исполнительный директор
_________________ /Лебедев В.А./

Вице-президент
_________________ /Петер Гёрке/
М.П.

disputable issue for resolving by court in accordance with the current regulations on the order of settling disputes among the Parties who are participants of the commercial, financial and other relations of business intercourse.

6.4. The Parties will rely on the norms and regulations of the current legislation in all the questions that have not found their resolution in the terms of the present Agreement but are directly or indirectly conditioned by the relations of the Parties hereof and pertain to the valuable interests and goodwill of the Parties to the Agreement.

7. Addresses and Bank details of the Parties

Seller: Rovermark LTD
1st Apriliou 52, Athienou, P.C. 7600, Larnaka, Cyprus
BALKAN INVESTMENT BANK AD
Bana Milosavljevica 8, 78000 Banja Luka, Republic of Srpska, Bosnia and Herzegovina
SWIFT: BALVBA22
Account number: 543100-5681210000037641

Buyer: the company "NUCON-RF, Inc."
146 Leninskij prospect, suite 332, Moscow, Russia 119526
Telephone/fax: +7 (495) 438 6300
Settlement Account No. DE 28 1608 0000 4329 9600 00
BIC: 160 800 00
SWIFT: DRESDEFF811

Seller:
Director
_________________ /Sergei Jaremchuk/

Buyer:
Chief Executive Officer
_________________ /Valery Lebedev/

Vice-president
_________________ /Peter Goerke/
L.S.